UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                           JUNE 1, 2000 (MAY 25, 2000)

                               AMC FINANCIAL, INC.
              Exact Name of Registrant as Specified in its Charter

        DELAWARE                    0-27314                 11-2994671
State of Incorporation or     Commission File Number     I.R.S. Employer
     Organization                                       Identification No.

        11111 WILCREST GREEN
             SUITE 250
           HOUSTON, TEXAS                                    77042
Address of Principal Executive Offices                     (Zip Code)

                                 (713) 787-0100
                         Registrant's telephone number,
                               including area code

                INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

On May 25, 2000, the Board of Directors of the Company set Tuesday, September 12, 2000 as the date for the Company's annual meeting of stockholders. The Board of Directors set July 31, 2000 as the record date for stockholders who will be entitled to receive notice of and to vote at the annual meeting of stockholders.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Exhibits. The following exhibits are filed as part of this report:

             None

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2000

                                    AMC FINANCIAL, INC.


                                    By:_______________________________
                                        D. Richard Thompson
                                        Chief Executive Officer and President

                                       3